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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:     MARCH 6, 2006

DATE OF EARLIEST EVENT REPORTED:    MARCH 6, 2006


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


       DELAWARE                  1-12929                   36-4135495
   (State or other      (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                   Identification Number)
    incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.
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     CommScope, Inc. ("CommScope") permits its directors and officers to enter into stock trading plans with respect to CommScope common stock which are intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended ("Rule 10b5-1"), provided that such plans comply with CommScope's applicable guidelines and insider trading policies.

     On March 6, 2006, Randall W. Crenshaw, Executive Vice President and General Manager, Enterprise of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Crenshaw authorized the sale of up to 93,025 shares of CommScope common stock owned by Mr. Crenshaw, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through December 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission (the "SEC") as required.

     On March 6, 2006, Frank M. Drendel, Chairman and Chief Executive Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Drendel authorized the sale of up to 405,137 shares of CommScope common stock owned by Mr. Drendel, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through March 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     On March 6, 2006, James R. Hughes, Executive Vice President, Broadband
- Sales and Marketing of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Hughes authorized the sale of up to 65,700 shares of CommScope common stock owned by Mr. Hughes, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through March 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     On March 6, 2006, Jearld L. Leonhardt, Executive Vice President and Chief Financial Officer of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Leonhardt authorized the sale of up to 50,040 shares of CommScope common stock owned by Mr. Leonhardt, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through March 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     On March 6, 2006, James N. Whitson, a director of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Whitson authorized the sale of up to 15,000 shares of CommScope common stock owned by Mr. Whitson, all of which are issuable upon the exercise of stock options, as well as the exercise of an additional 5,000 stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through November 2006 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     On March 6, 2006, Frank B. Wyatt, II, Senior Vice President, General Counsel and Secretary of CommScope, entered into a stock trading plan, intended to qualify for the safe harbor under Rule 10b5-1. Under the plan, Mr. Wyatt authorized the sale of up to 56,800 shares of CommScope common stock owned by Mr. Wyatt, all of which are issuable upon the exercise of stock options. The plan provides for sales of up to specified numbers of shares within specified price ranges, subject to certain limitations. Sales pursuant to this plan may occur through March 2007 and are intended to be disclosed publicly through Form 144 and Form 4 filings with the SEC as required.

     Except as may be required by law, CommScope does not undertake to report future stock trading plans by its officers or directors, nor to report modifications, terminations, transactions or other activities under the stock trading plans of Mr. Crenshaw, Mr. Drendel, Mr. Hughes, Mr. Leonhardt, Mr. Whitson or Mr. Wyatt or the stock trading plan of any other officer or director.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  March 6, 2006

                                   COMMSCOPE, INC.

                                   By: /s/ Frank B. Wyatt, II
                                      ---------------------------------
                                      Name:  Frank B. Wyatt, II
                                      Title: Senior Vice President,
                                             General Counsel and Secretary